                                                                  Exhibit 10(z)


                                                                   LETTER OF
OUR CREDIT NO.      ISSUE DATE           EXPIRY DATE             CREDIT AMOUNT
--------------      ----------           -----------             -------------
SM406777         October 29, 1998       March 31, 2001           $7,641,781.00

BENEFICIARY                                     APPLICANT
-----------                                     ---------
First Union National Bank, as trustee           Central CPVC Corporation
123 South Broad Street                          451 North Cannon Avenue
Philadelphia, Pennsylvania 19109                Lansdale, Pennsylvania 19446

Attention: Corporate Trust Administration

Dear Beneficiary:

         At the request, on the instructions and for the account of our customer, Central CPVC Corporation (the "Applicant"), with a business address at 451 North Cannon Avenue, Lansdale, Pennsylvania 19426, we (the "Bank") hereby establish our Irrevocable Letter of Credit No. SM406777 (the "Letter of Credit") in your favor, as Trustee under the Trust Indenture, dated as of October 1, 1998 (the "Indenture"), between The Industrial Development Board of the City of Huntsville (the "Board") and you pursuant to which $7,500,000 in aggregate principal amount of the Board's Tax-Exempt Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (Central CPVC Corporation Project), Series of 1998 (the "Bonds") are being issued. This Letter of Credit is irrevocable and issued with respect to the Bonds.

         This Irrevocable Letter of Credit is issued in the aggregate initial amount of Seven Million Six Hundred Forty-One Thousand Seven Hundred Eighty-One Dollars ($7,641,781) (such amount, as reduced and reinstated from time to time in accordance with the provisions hereof, the "Stated Amount") of which (i) an amount not exceeding Seven Million Five Hundred Thousand Dollars ($7,500,000) (as reduced and reinstated from time to time in accordance with the terms hereof, the "Principal Component"), may be drawn upon with respect to payment of the unpaid principal amount or the portion of Purchase Price corresponding to principal of the Bonds and (ii) an amount not exceeding One Hundred Forty-One Thousand Seven Hundred Eighty-One Dollars ($ 141,781) (representing 46 days of interest computed at the rate of 15% per annum as reduced and reinstated from time to time in accordance with the terms hereof, the "Interest Component") may be drawn upon with respect to payment of unpaid accrued interest, or the portion of Purchase Price corresponding to interest, on the Bonds on or prior to their stated maturity date, effective immediately and expiring on March 31, 2001 (the "Expiration Date").

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First Union National Bank
October 29, 1998
Page 2


         Subject to the foregoing and the further provisions of this Letter of Credit, a demand for payment may be made by you under this Letter of Credit against your sight draft(s) drawn on us, signed by an Authorized Officer stating on its face the clause, "Drawn under First Union National Bank Irrevocable Letter of Credit No. SM406777" and accompanied by: (A) if the drawing is being made with respect to the payment of the portion of the Purchase Price of the Bonds delivered to the Tender Agent (as defined in the Indenture) pursuant to Sections 5.01, 5.03 or 5.04 of the Indenture, corresponding to the principal thereof (an "A Drawing"), receipt by us of your written certificate in the form of Exhibit A attached hereto appropriately completed and signed by an Authorized Officer; (B) if the drawing is being made with respect to the payment of principal of the Bonds upon maturity or as a result of acceleration or redemption of the Bonds (a "B Drawing"), receipt by us of your written certificate in the form of Exhibit B attached hereto, appropriately completed and signed by an Authorized Officer, and (C) if the drawing is being made with respect to the payment of interest, or the portion of Purchase Price corresponding to interest, on the Bonds (a "C Drawing"), receipt by us of your written certificate in the form of Exhibit C attached hereto, appropriately completed and signed by an Authorized Officer. Presentation of such sight draft(s) and certificate(s) shall be made by writing (including telecopier) at our office located at First Union National Bank, 1345 Chestnut Street, 9th Floor, Philadelphia, Pennsylvania 19107, Attention: Letter of Credit Department, telephone number: (215) 973-8157, telecopier number: (215) 786-8803, or at any other office which may be designated by us by written notice delivered to you. All payments made by the Bank shall be made with its own funds.

         Demands for payment may be made by you under this Letter of Credit on or prior to the expiration hereof at any time during our business hours on a Business Day at the address at which your sight draft(s) is(are) to be presented in accordance with the terms hereof. As used herein the term "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a legal holiday or any other day on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the City of New York, the city in which the office of the Trustee and the Tender Agent administering the Indenture is located, the city in which the principal office of the Bank is located, are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed. If your sight draft accompanied by documents conforming to the terms and conditions of this Letter of Credit is made by you at or prior to 12:00 noon (Eastern Time) on a Business Day, such draft will be honored by us by 12:00 noon (Eastern Time) on the next succeeding Business Day. If your sight draft accompanied by documents conforming to the terms and conditions of this Letter of Credit is made by you after 12:00 noon (Eastern
Time) on a Business Day, such draft will be honored by us by 12:00 noon (Eastern
Time) on the second succeeding Business Day. Payment of any draft indicating a

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First Union National Bank
October 29, 1998
Page 3


payment date which is not a Business Day as defined herein will be effected the next succeeding Business Day. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the purported negotiation was not effected in conformity with this Letter of Credit, you may attempt to correct any such nonconforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

         Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reduced by us or reinstated by us as provided below. Subject to the reinstatement effected in accordance with the terms hereof, each "A Drawing" and each "B Drawing" honored by the Bank hereunder shall pro tanto reduce the Principal Component and each "C Drawing" honored by the Bank hereunder shall pro tanto reduce the Interest Component; any such reduction shall result in a corresponding reduction in the Stated Amount, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make a drawing hereunder in respect of the amount of such principal and/or interest on the Bonds or the payment of Purchase Price corresponding thereto.

         Upon reimbursement to us or Congress Financial Corporation ("Congress"), as Congress so directs, from the proceeds of a remarketing of Bonds purchased with the proceeds of an "A Drawing" hereunder, of all amounts paid by us pursuant to an "A Drawing" hereunder, the Principal Component shall be reinstated automatically by the amount of such reimbursement. In addition, if you shall not have received, within ten calendar days after any payment in respect of a "C Drawing", written notice by tested telex from us that Congress has determined not to reinstate the Letter of Credit because either (i) the Company has failed to reimburse the Bank or Congress for the amount of such payment, together with interest thereon, or (ii) there is presently existing an Event of Default under and as defined in the Loan and Security Agreement dated September 18, 1998 (the "Loan Agreement") by and between the Applicant, certain affiliates of Applicant and Congress, the Interest Component shall be reinstated automatically, as of the opening of business on the tenth calendar day following such payment, by the amount of such "C Drawing"; provided, however, that in the event such "C Drawing" shall be submitted in respect of the payment of the portion of the Purchase Price corresponding to interest on the Bonds, upon reimbursement to us or Congress, as Congress so directs, from the proceeds of a remarketing of Bonds of all amounts paid by us pursuant to a "C Drawing" hereunder, the Interest Component shall be reinstated automatically by the amount of such reimbursement;

First Union National Bank
October 29, 1998
Page 4


provided further, that in no event shall the Interest Component be reinstated to an amount in excess of 46 days' interest (such amount computed as set forth in the third succeeding paragraph of this Letter of Credit) on the sum of the then applicable Principal Component plus the aggregate principal amount of any Pledged Bonds. Upon presentation to us by the Trustee of the Reduction Certificate attached hereto as Exhibit D, we will automatically reduce the Stated Amount of this Letter of Credit.

         Only you as Trustee may make a drawing under this Letter of Credit. Upon the payment to you, to your designee or to your order of the amount specified in a sight draft drawn, we shall not thereafter be obligated to make any further payments under this Letter of Credit with respect to such sight draft to you or any other person who may have made to you or makes to you a demand for payment of principal of, Purchase Price of, or interest on, any Bond. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

         Payments made by us hereunder will be made to you in immediately available funds and out of our funds, and not, directly or indirectly, out of funds or other assets of the Applicants.

         This Letter of Credit applies only to the payment of principal or the portion of Purchase Price of the Bonds corresponding to principal, provided, that any of the Bonds pledged to the Bank will not be entitled to the payment of principal with funds drawn hereunder until the principal amount of all other Bonds has been paid, and to pay up to $ 141,781 which is 46 days' interest accruing on the Bonds (computed at a rate of 15% per annum), from the Issue Date through the Expiration Date (computed on the basis of a 365- or 366-day year, actual days elapsed, notwithstanding the actual rate borne from time to time by the Bonds) and does not apply to any interest that may accrue thereon or any principal, or other amounts which may be payable with respect to the Bonds subsequent to the expiration of this Letter of Credit.

         This Letter of Credit shall automatically terminate and be delivered to the Bank for cancellation, at 4 p.m. (Eastern Time) on the date which is the earliest of (i) upon receipt of your certificate in the form of Exhibit E signed by an Authorized Officer and the honoring by us of the final drawing available to be made hereunder, (ii) five calendar days after the date upon which we receive your certificate in the form of Exhibit E signed by an Authorized Officer with respect to either (a) receipt of a Substitute Letter of Credit or
(b) conversion of the Bonds to a fixed rate of interest, (iii) upon receipt of your certificate in the form of Exhibit E signed by an Authorized Officer to the effect that no Bonds remain outstanding under the Indenture, together with the Letter of Credit and (iv) March 31, 2001, the stated Expiration Date. This Letter of Credit shall


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First Union National Bank
October 29, 1998
Page 5


be promptly surrendered to us by you upon such termination.

         Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at First Union National Bank, 1345 Chestnut Street, 9th Floor, Philadelphia Pennsylvania 19107, Attention: Letter of Credit Department, specifically referring thereon to this Letter of Credit by number.

         This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture. We agree to issue a substitute Letter of Credit to any such successor trustee (and to successively replace any such substitute letter of credit) upon the return to us for cancellation of the original of the Letter of Credit to be replaced, accompanied by a request relating to such Letter of Credit, which (i) shall be substantially in the form of Exhibit F attached hereto with the blanks appropriately completed, (ii) shall be signed by an Authorized Officer, (iii) shall specifically refer to the letter of credit number as the number of the letter of credit to be replaced and (iv) shall state the name and address of the successor trustee.

         As used herein (a) "Authorized Officer" shall mean any person signing as one of your Vice Presidents, Assistant Vice Presidents, Trust Officers or Assistant Trust Officers and (b) "Purchase Price" shall mean the principal amount of, together with accrued interest on, any Bonds to be purchased in accordance with Sections 5.01, 5.03 or 5.04 of the Indenture. Other capitalized terms used herein but not defined herein shall have the same meanings as in the Indenture or in the Loan Agreement.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) and sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such sight draft(s).

First Union National Bank
October 29, 1998
Page 6


         This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the Commonwealth of Pennsylvania and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                       Very truly yours,

                                       FIRST UNION NATIONAL BANK

                                       /s/ Richard Fortina
                                       -------------------------
                                       AUTHORIZED SIGNATURE

                                                                      EXHIBIT A

                           CERTIFICATE FOR "A DRAWING"
                (Draws with respect to payment of Purchase Price
             of the Bonds pursuant to Mandatory and Optional Tenders
                                  of the Bonds)

                                                                         [Date]

First Union National Bank
1345 Chestnut Street, 9th Floor
Philadelphia, Pennsylvania 19107
Attention: Letter of Credit Department

Re: Irrevocable Letter of Credit No. SM406777
    ------------------------------------------

         The undersigned, a duly authorized officer of First Union National Bank (the "Trustee"), hereby certifies to First Union National Bank (the "Bank") with reference to the Bank's Irrevocable Letter of Credit No. SM406777 (the "Letter of Credit") (any capitalized terms used herein and not defined shall have its respective meaning as set forth in the Letter of Credit issued by the Bank in favor of the Trustee) that:

    (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

    (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to payment of the portion of the Purchase Price of Bonds corresponding to the principal amount thereof, which Bonds are to be purchased pursuant to Sections 5.01, 5.03 or
    5.04 of the Indenture.

    (3) The amount of the sight draft accompanying this certificate hereby does not exceed the stated amount or the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the portion of the Purchase Price of Bonds corresponding to the principal amount thereof.

    (4) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will transfer such amount to the Tender Agent for the payment when due of the principal amount owing on account of the purchase of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

    IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _____________________19__.


                                     FIRST UNION NATIONAL BANK, as trustee

                                     By:__________________________________
                                     Title:_______________________________

                                                                       EXHIBIT B

                          CERTIFICATE FOR "B DRAWING"
         (Draws with respect to payment of principal at maturity, upon acceleration or upon partial redemption or
                              redemption in whole)

                                                                          [Date]

First Union National Bank
1345 Chestnut Street, 9th Floor
Philadelphia, Pennsylvania 19107
Attention: Letter of Credit Department

Re: Irrevocable Letter of Credit No. SM406777
    -----------------------------------------

         The undersigned, a duly authorized officer of First Union National Bank (the "Trustee"), hereby certifies to First Union National Bank (the "Bank") with reference to the Bank's Irrevocable Letter of Credit No. SM406777 (the "Letter of Credit") (any capitalized terms used herein and not defined shall have its respective meaning as set forth in the Letter of Credit issued by the Bank in favor of the Trustee) that:

    (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

    (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $________ with respect to payment of the principal of the Bonds, which amount has, or will, within five business days, become due and payable pursuant to the Indenture, upon maturity or as a result of acceleration or redemption of the Bonds.

    (3) The amount of the sight draft accompanying this certificate hereby does not exceed the stated amount or the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the principal of the Bonds.

    (4) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the maturity, redemption or acceleration of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

    IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________________ 19__.


                                     FIRST UNION NATIONAL BANK, as trustee

                                     By:__________________________________
                                     Title:_______________________________

                                                                      EXHIBIT C

                          CERTIFICATE FOR "C DRAWING"
                       (Draws with respect to payment of
                        accrued interest upon the Bonds)

                                                                         (Date]

First Union National Bank
1345 Chestnut Street, 9th Floor
Philadelphia, Pennsylvania 19107
Attention: Letter of Credit Department

Re: Irrevocable Letter of Credit No. SM406777
    -----------------------------------------

         The undersigned, a duly authorized officer of First Union National Bank (the "Trustee"), hereby certifies to First Union National Bank (the "Bank") with reference to the Bank's Irrevocable Letter of Credit No. SM406777 (the "Letter of Credit") (any capitalized terms used herein and not defined shall have its respective meaning as set forth in the Letter of Credit issued by the Bank in favor of the Trustee) that:

    (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

    (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $___________ with respect to payment of [the portion of the Purchase Price of $_____________ in principal amount of the Bonds corresponding to the accrued interest thereon, which Bonds are to be purchased pursuant to Sections 5.01, 5.03 or 5.04 of the Indenture] or [interest on the Bonds, which amount has accrued and become due and payable pursuant to the Indenture, upon a stated Interest Payment Date or as a result of acceleration or redemption of the Bonds].

    (3) The amount of the sight draft accompanying this certificate hereby does not exceed $____________ (which represents no more than 46 days' interest accrued on the Bonds), the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of unpaid accrued interest on the Bonds or the portion of the Purchase Price corresponding to interest on the Bonds.

    (4) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will [apply the same directly to the payment when due of the interest owing on account of the Bonds pursuant to the Indenture] or [transfer such amount to the Tender Agent for the payment of the portion of the Purchase Price of Bonds pursuant to Sections 5.01, 5.03 or 5.04 of the Indenture corresponding to accrued interest thereon], (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

    IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of 19__.

                                      FIRST UNION NATIONAL BANK, as trustee

                                      By:_______________________________
                                      Title:____________________________

                                                      First Union National Bank
                                                   Irrevocable Letter of Credit
                                                                   No. SM406777

                                   EXHIBIT D

                             REDUCTION CERTIFICATE

         The undersigned, a duly authorized officer of First Union National Bank (the "Trustee"), hereby certifies as follows to First Union National Bank as issuer of the above-referenced letter of credit (the "Letter of Credit").

         1. All terms defined in the Letter of Credit are used herein with the same meanings.

         2. The Trustee is the Trustee under the Indenture.

         3. The Trustee hereby notifies you that on or prior to the date hereof the Bonds in a principal amount of ______________ Dollars ($__________ ) have been redeemed or defeased, and are deemed paid, pursuant to the Indenture.

         4. The Trustee hereby consents to a reduction in the Stated Amount by ______________ Dollars ($____________), representing the sum of the aggregate principal amount of the Bonds referred to in the preceding paragraph hereof and interest thereon in the amount of _____________ Dollars ($__________).

Dated:_____________                    FIRST UNION NATIONAL BANK, as trustee

                                       By:__________________________________
                                       Title:_______________________________

                                                       First Union National Bank
                                                    Irrevocable Letter of Credit
                                                                    No. SM406777
                                   EXHIBIT E

                            TERMINATION CERTIFICATE

         The undersigned, a duly authorized officer of First Union National Bank (the "Trustee"), hereby certifies as follows to First Union National Bank as issuer of the above-referenced letter of credit (the "Letter of Credit").

         1. All terms defined in the Letter of Credit are used herein with the same meanings.

         2. The Trustee is the Trustee under the Indenture.

         3. The Trustee hereby requests termination of the Letter of Credit submitted herewith for the following reason [state one of the following]:

            (a) The draft or demand accompanying this Certificate is the final draft or demand to be drawn under the Letter of Credit and, upon the honoring of such draft or demand, the Trustee will surrender the Letter of Credit to the Bank for cancellation;

            (b) The conditions precedent to the acceptance of a Substitute Letter of Credit have been satisfied and the Trustee has accepted the Substitute Letter of Credit; or

            (c) The Bonds have been converted to a fixed rate of interest in accordance with the Indenture; or

            (d) No Bonds remain Outstanding (as defined in the Indenture).

Dated:______________                    FIRST UNION NATIONAL BANK, as trustee

                                        By:__________________________________
                                        Title:_______________________________

                                   EXHIBIT F

                              TRANSFER CERTIFICATE

                                     [Date]

First Union National Bank
1345 Chestnut Street, 9th Floor
Philadelphia, Pennsylvania 19107
Attention: Letter of Credit Department

Re: First Union Irrevocable Letter of Credit No. SLM406777
    ------------------------------------------------------

Gentlemen:

         Reference is made to (i) the above-referenced letter of credit (the "Old Letter of Credit") and (ii) the Trust Indenture dated as of October 1, 1998 (the "Indenture") between The Industrial Development Board of the City of Huntsville and us.

         [Name and address of successor trustee] (the "Successor Trustee") has been properly appointed and qualified as successor trustee under the terms of
Article IX of the Indenture. You are hereby requested to issue, in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Stated Amount then applicable under the Old Letter of Credit.

         We submit herewith for cancellation the original of the Old Letter of Credit.

         The individual signing below on our behalf hereby represents that he or she is duly authorized to so sign on our behalf.

                                    Very truly yours,

                                    FIRST UNION NATIONAL BANK, as trustee

                                    By:__________________________________
                                    Title:_______________________________